SERVICING ACQUISITION PROMISSORY NOTE


Date: April 15, 1998
$1,870,000


     FOR VALUE RECEIVED, the undersigned,  MONUMENT MORTGAGE, INC., a
California
corporation,  (herein called the "Company"), hereby promises to pay to the order
of RESIDENTIAL  FUNDING  CORPORATION,  a Delaware  corporation (the
"Lender" or,
together with its successors and assigns, the "Holder") whose principal place of
business is 8400 Normandale Lake Blvd., Suite 600, Minneapolis, Minnesota
55437,
or at such  other  place as the  Holder  may  designate  from time to time, the
principal sum of One Million Eight Hundred Seventy Thousand Dollars
($1,870,000)
or so much thereof as may be outstanding from time to time pursuant to the
Warehousing Credit and Security Agreement described below, and to pay interest on said principal sum or such part thereof a" "hall remain unpaid from time to time, from the date of each Advance until repaid in full, and all other fees and charges due under the Agreement, at the rate and at the times set forth in the
Agreement. All payments hereunder shall be made in lawful money of the United
States and in immediately available funds.

     This Note is given to evidence an actual credit facility in the above amount and is the Servicing Acquisition Note referred to in that certain
Warehousing  Credit and Security  Agreement  (the  "Agreement")  dated
March 22,
1995, between the Company and the Lender, as the same may be amended or supplemented from time to time, and is entitled to the benefits thereof.
Reference is hereby made to the Agreement (which is incorporated herein by reference as fully and with the same effect as if set forth herein at length) for a description of the Collateral, a statement of the covenants and agreements, a statement of the rights and remedies and securities afforded thereby and other matters contained therein. Capitalized terms used herein, unless otherwise defined herein, shall have the meanings given them in the
Agreement.

     This Note may be prepaid in whole or in part at any time without premium or penalty.

     Should this Note be placed in the hands of attorneys for collection, the
Company agrees to pay, in addition to principal and interest, fees and charges due under the Agreement, any and all costs of collecting this Note, including reasonable attorneys' fees and expenses.

     The Company hereby waives demand, notice, protest and presentment.

     This Note shall be construed and enforced in accordance with the laws of the State of Minnesota, without reference to its principles of conflicts of law.

     IN WITNESS WHEREOF, the Company has executed this Note as of the day and year first above written.

                                MONUMENT MORTGAGE, INC.,
                                a California corporation


                                By:______________________________

                                Its:  President


STATE OF California        )
                           ) ss
COUNTY OF Contra Costa     )

         On April 22, 1998, before me, a Notary Public, personally appeared
James W. Noack, the President of MONUMENT MORTGAGE, INC., a California corporation, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her authorized capacity, and that by his/her signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.

         WITNESS my hand and official seal.




                                   Notary Public
                                   My Commission Expires:
(SEAL)

                                   CERTIFICATE
                                       OF
                                  SECRETARY OF
                             MONUMENT MORTGAGE, INC.
     I, the undersigned, hereby certify that I am the Secretary of MONUMENT
MORTGAGE, INC., a California corporation (the "Company" ), and have knowledge of the matters contained in this Certificate and hereby certify that:

     1.   The Company is a corporation  duly organized,  validly existing and in
          good  standing  under  the  laws of the  State of  California and has
          complied with all certifications,  filings and requirements necessary
          to continue as a corporation  in the State of California  and for each
          state  where  the  Company  is  transacting   business  as  a
foreign
          corporation.

     2.   In connection with the single family revolving warehouse facility made
          to  the  Company  by  RESIDENTIAL  FUNDING  CORPORATION,   a
Delaware
          corporation (the "Lender") pursuant to the terms of a Warehousing
          Credit and Security Agreement dated as of March 22, 1995, as the same may have been amended or supplemented (the "Agreement" ), the Company has the valid power and authority to execute and deliver to the Lender the Tenth Amendment to Warehousing  Credit and Security
Agreement and
          the Servicing Acquisition Promissory Note .

     3. The resolutions attached to this Certificate as Exhibit A were duly adopted by either: (a) by unanimous written action of the Board of
          Directors of the Company; or (b) at a meeting of the Board of
          Directors of the Company held on the _____ day of , 19__, at which meeting a quorum was  present.  I am the keeper of the Minute
Book of
          the Company and said resolutions have been entered therein, have not been altered, amended, repealed or rescinded, and are now in full f orce and effect .

     4. There have been no amendments to the Articles of Incorporation or bylaws of the Company since the date of the most recent certified copies thereof delivered to the Lender.

     IN WITNESS WHEREOF, I have hereunto set my hand and the seal of this corporation this 22nd day of April, 1998

                                       _________________________
                                       Secretary

                                    EXHIBIT A
                        RESOLUTIONS OF BOARD OF DIRECTORS


     WHEREAS, MONUMENT MORTGAGE, INC., a California corporation (the "Company"), has entered into a single family revolving warehouse facility with a present commitment amount of Ten Million Dollars ($10,000,000), temporarily increased to
Fifty-Five Million Dollars'($55,000,000) (the "Warehousing Commitment Amount"), with RESIDENTIAL FUNDING CORPORATION, a Delaware corporation (the "Lender"), as evidenced by a Second Amended and Restated Warehousing Promissory Note in the principal sum of Fifty-Five Million Dollars ($55,000,000), dated as of February
23, 1998, and by a Warehousing Credit and Security Agreement, dated as of March
22, 1995, as the same may have been amended or  supplemented  (the
"Warehousing
Agreement"); and

     WHEREAS, the Company and the Lender have entered into a term loan facility, as evidenced by a Term Loan Promissory Note in the principal amount of One
Million  Dollars  ($1,000,000),  dated as of March 22, 1995, and the
Warehousing
Agreement;

     WHEREAS, the Company and the Lender have also entered into a working capital facility with a present Working Capital Commitment Amount of One Million
Dollars ($1,000,000) (the "Working Capital Commitment"), as evidenced by a
First
Amended and Restated Working Capital Promissory Note in the principal sum of One
Million Dollars ($1,000,000), dated as of February 29, 1996, and the
Warehousing
Agreement;

     WHEREAS, the Company proposes to add a servicing acquisition facility to the Warehousing Agreement; and

     WHEREAS, to evidence such addition to the Warehousing Agreement, the
Company proposes to execute and deliver a Tenth Amendment to Warehousing Credit and Security Agreement (the "Amendment") and a Servicing Acquisition Promissory
Note dated as of April 15, 1998 ("Note"), copies of which have been presented to the Board of Directors of this Company; and

     WHEREAS, the Board of Directors of this Company has determined that it will be in the best interests of this Company for the Company to amend the
Warehousing Agreement.

     RESOLVED, that these resolutions are enacted by the Board of Directors of this Company on its behalf and on behalf of the Company.

     FURTHER RESOLVED, that the Company shall amend the Warehousing Agreement to be evidenced by the Amendment and the Note.

     FURTHER RESOLVED, that the Amendment and the Note in the forms presented to the Board of Directors of this Company are hereby approved and copies thereof are filed in the records of this Company with these Resolutions.

     FURTHER RESOLVED, that any One (insert minimum number required to sign) of the following titles or positions of officers of the Company: President, Chief
Financial Officer, Senior Vice President (list titles/positions of officers authorized, do not list individual names), shall be and are authorized, empowered and directed in the name of and on behalf of this Company, to execute, acknowledge and deliver the Amendment in the form approved by the Board of
Directors of this Company as aforesaid, with such changes therein as may be acceptable to such officers, as conclusively evidenced by their execution thereof.

     FURTHER RESOLVED, that such officers shall be and are hereby authorized, empowered and directed to do and perform each and every act and execute any and all documents and instruments in the name of this Company as may be necessary or desirable to enable this Company to amend the Warehousing Agreement and to carry out the purport and intent of the foregoing Resolutions.

                                                             EXHIBIT A-5
                      SERVICING ACQUISITION PROMISSORY NOTE


Date: April 15, 1998                                           $1,870,000


     FOR VALUE RECEIVED, the undersigned,  MONUMENT MORTGAGE, INC., a
California
corporation,  (herein called the "Company"), hereby promises to pay to the order
of RESIDENTIAL  FUNDING  CORPORATION,  a Delaware  corporation (the
"Lender" or,
together with its successors and assigns, the "Holder") whose principal place of
business is 8400 Normandale Lake Blvd., Suite 600, Minneapolis, Minnesota
55437,
or at such  other  place as the  Holder  may  designate  from time to time, the
principal sum of One Million Eight Hundred Seventy Thousand Dollars
($1,870,000)
or so much thereof as may be outstanding from time to time pursuant to the
Warehousing Credit and Security Agreement described below, and to pay interest on said principal sum or such part thereof as shall remain unpaid from time to time, from the date of each Advance until repaid in full, and all other fees and charges due under the Agreement, at the rate and at the times set forth in the
Agreement. All payments hereunder shall be made in lawful money of the United
States and in immediately available funds.

     This Note is given to evidence an actual credit facility in the above amount and is the Servicing Acquisition Note referred to in that certain
Warehousing  Credit and Security  Agreement  (the  "Agreement")  dated
March 22,
1995, between the Company and the Lender, as the same may be amended or supplemented from time to time, and is entitled to the benefits thereof.
Reference is hereby made to the Agreement (which is incorporated herein by reference as fully and with the same effect as if set forth herein at length) for a description of the Collateral, a statement of the covenants and agreements, a statement of the rights and remedies and securities afforded thereby and other matters contained therein. Capitalized terms used herein, unless otherwise defined herein, shall have the meanings given them in the
Agreement.

     This Note may be prepaid in whole or in part at any time without premium or penalty.

     Should this Note be placed in the hands of attorneys for collection, the
Company agrees to pay, in addition to principal and interest, fees and charges due under the Agreement, any and all costs of collecting this Note, including reasonable attorneys' fees and expenses.

     The Company hereby waives demand, notice, protest and presentment.

     This Note shall be construed and enforced in accordance with the laws of the State of Minnesota, without reference to its principles of conflicts of law.

     IN WITNESS WHEREOF, the Company has executed this Note as of the day and year first above written.

                                 MONUMENT MORTGAGE, INC.,
                                 a California corporation


                                 By:_____________________________

                                 Its:____________________________


STATE OF California        )
                           ) ss
COUNTY OF Contra Costa     )

     On , before me, a Notary Public, personally appeared , the of MONUMENT
MORTGAGE, INC., a California corporation, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her authorized capacity, and that by his/her signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.

     WITNESS my hand and official seal.




                                    Notary Public
                                    My Commission Expires:
(SEAL)

                                                    EXHIBIT C-SA

                      SERVICING ACQUISITION ADVANCE REQUEST

Date:_______________, 1998

     Reference is made to that certain Warehousing Credit and Security Agreement between MONUMENT MORTGAGE, INC., a California corporation (the "Company"), and
RESIDENTIAL FUNDING CORPORATION, a Delaware corporation (the "Lender"), dated as of March 22, 1995 (as the same may be amended, modified, supplemented, renewed or restated from time to time, the "Agreement"). All capitalized terms used herein and all Section numbers given herein refer to those terms and Sections set forth in the Agreement. This Servicing Acquisition Loan Advance Request is submitted to the Lender pursuant to Section 2.17(a) of the Agreement.

     The  undersigned  hereby  requests a Servicing  Acquisition  Advance in the
principal amount of $_______ to be made on  _______________,  1998. After giving
effect  to  such  Servicing   Acquisition  Advance,  the  aggregate
outstanding
principal amount of all Servicing Acquisition Advances will be $_________.

     The aggregate outstanding principal balances of the Mortgage Loans serviced
pursuant to Special Servicing  Contracts to be acquired in the Special
Servicing
Acquisition to be financed with the requested  Servicing  Acquisition
Advance is
$______________.  The aggregate  outstanding  principal  balance of the
Mortgage
Loans serviced pursuant to Special Servicing Contracts included in the
Servicing
Collateral as of the date hereof is  $_____________.  The Servicing
Acquisition
Collateral  Value of the  Special  Servicing  Contracts  being  acquired in the
Special  Servicing  Acquisition  to be  financed  with the  requested
Servicing
Acquisition Advance is $_______ . The Servicing Acquisition  Collateral
Value of
all Special  Servicing  Contracts  included in the  Servicing  Collateral after
giving effect to such Special  Servicing  Acquisition  will be $__________.
The
Company  represents  and  warrants  that it has no reason to  believe  that such
amounts  are  incorrect.   The  aggregate  principal  amount  of  all
Servicing
Acquisition Advances made under the Agreement, after giving effect to the
Servicing Acquisition Advance requested hereby, will not exceed the Servicing
Acquisition Commitment or any other limitation set forth in the Agreement.

     The representations and warranties of the Company set forth in Section 5 of the Agreement are true and correct in all material respects on and as of the date hereof as if made on and as of such date.

     No Event of Default has occurred and is continuing.

     Since the Statement Date, there has been no material adverse change in the business, financial condition or results of operation of the Company and its
Subsidiaries, taken as a whole.


                            MONUMENT MORTGAGE, INC.,
                            a California corporation

                            By:____________________________

                            Its:___________________________

                            Title:_________________________


                                    EXHIBIT E

                         SCHEDULE OF SERVICING PORTFOLIO


                        UNPAID PRINCIPAL BALANCE OF LOANS SERVICED AS OF DATE OF THIS AGREEMENT

INVESTOR NAME


                          (to be completed by Company)

                         SCHEDULE OF SERVICING PORTFOLIO

                              UNPAID PRINCIPAL BALANCE OF LOANS SERVICED AS
OF
                              DATE OF THIS AGREEMENT
INVESTOR NAME



SEE ATTACHED SCHEDULE

                                PORTFOLIO BALANCE
                            PREPARED BY: RITA KELLEY
                             PREPARED DATE: 04/05/95
                                MONTH OF: Mar-95


                     Portfolio        Loan     Warehouse     Loan    FNMA
Loan   FHLMC          Loan    GE Capital   Loan  INMC         Loan   Diff.
Loan
                     Prin. Bal.       CT       Prin. Bal.    CT      Prin.
Bal.      CT     Prin. Bal.     CT      Prin. Bal.   CT    Prin. Bal.   CT
Prin.    CT

Bal.

Beginning Balance    503,279,001.67   3,562    1,741,935.62     13
115,569,662.29   824   377,409,972.76 2,700   8,092,431.00 24
465,000.00   1        0.00  0
Principal Reduction   (1,030,974.80)               (554.54)
(262,742.97)            (758,172.34)           (8,136.18)          (268.77)
0.00  0
Deferred Interest
0.00                                                   0.00  0
New Loans              9,777,400.00     77     7,815,298.86     56
323,000.00      4       418,700.00     6                      1,220,401.14
11       (0.00) 0
Payoffs               (1,693,790.52)   (12)
(158,398.45)    (1)   (1,535,392.07)  (11)
0.00  0
Service Released      (4,862,650.00)   (35)    (4,862,650.00)  (35)
0.00  0
Reo From FHLMC &
0.00  0
Repub.
Unfund/Refund Adj.
0.00  0
                     ---------------- -------- ------------- ------- ------
--------- ------ -------------- ------- ------------ ----- ------------ ---
--- -------- -------
Ending Balance       505,469,086.35   3,592    4,694,029.94     34
115,471,520.87   827   375,534,108.35 2,695   8,084,294.82 24
8,084,294.82 12       (0.00) 0
                     ---------------- -------- ------------- ------- ------
--------- ------ -------------- ------- ------------ ----- ------------ ---
--- -------- -------
S280 Ending Bal.     (505,469,086.35) (3,592)
                     ---------------- --------
         Difference           (0.00)     0

                                                                         --
------------------------

Proof

505,469,086.35

(505,469,086.35)
                                                                         --
------------------------

0.00
                                                                         --
------------------------

INVESTOR DELINQUENT STATUS

                                  Prin Bal        Loan CT.
                   30 DAYS        3,323,338.65        25
                   60 DAYS        1,070,207.52         7
                   90 DAYS          998,645.40         6
               FORECLOSURE        2,114,318.51        15
                            --------------------- ------------
                     TOTAL        7,506,510.08        53



                             DELINQUENT LOAN STATUS

                                  MONTH: Mar-95
                             PREPARED DATE: 04/05/95

--------------------------- ------------------------ ----------------------
--- ------------------------ ------------------------- --------------------
---- -------------------------
         INVESTOR
           NAME                       30                        60
90                       120                       REO
TOTAL
         LOAN CT
--------------------------- ------------------------ ----------------------
--- ------------------------ ------------------------- --------------------
---- -------------------------

FHMC                                  3,323,338.65             1,070,207.52
998,645.40           2,114,318.51
7,506,510.08
                                             25                        7
6                     15
53

REO
0.00

0

MMI
0.00

0

FNMA
0.00

0

GE CPTL
0.00

0

INMC
0.00

0

          TOTAL                       3,323,338.65             1,070,207.52
998,645.40           2,114,318.51                      0.00
7,506,510.08
                                             25                        7
6                     15                         0
53


                                                                       ----
-----------------------

PROOF
                                                                       ----
-----------------------

7,506,510.08
                                                                       ----
-----------------------

53
                                                                       ----
-----------------------






                                   EXHIBIT "F"

                             MONUMENT MORTGAGE. INC.

                        RESOLUTIONS OF BOARD Of DIRECTORS


     WHEREAS, MONUMENT MORTGAGE, INC., a California corporation (the
"Company"),
proposes to borrow from RESIDENTIAL FUNDING CORPORATION, a Delaware corporation
(the "Lender"), a Ten Million Dollars ($10,000,000) single family revolving warehouse facility, a One Million Dollar ($1,000,000) working capital facility and a One Million Dollar ($1,000,000) term loan facility (collectively, the
Sloane); and

     WHEREAS, to evidence the Loan, the Company proposes to execute and deliver the following instruments, each dated as of March 22nd, 1995 unless otherwise indicated (herein collectively referred to as the "Loan Documents"):

     (a)  A  Warehousing  Promissory  Note in the  principal  sum of Ten
Million
          Dollars ($10,000,000) payable to the order of Lender;

     (b)  A Sublimit Promissory Note in the principal sum of Six Million
Dollars
          ($6,000,000) payable to the order of Lender;

     (c)  A Working Capital  Promissory Note in the principal sum of One
Million
          Dollars ($1,000,000) payable to the order of Lender;

     (d)  A Term  Loan  Promissory  Note  in the  principal  sum of One
Million
          Dollars ($1,000,000) payable to the order of Lender;

     (e)  A Warehousing  Credit and Security  Agreement  evidencing the
Loan and
          creating a security interest in the Collateral defined therein in favor of the Lender;

     (f)  Undated  Financing  Statements   perfecting  a  security
interest  in
          collateral, tangible and intangible;

copies of which have been presented to the Board of Directors of the Company; and

     WHEREAS, the Board of Directors of the Company have determined that it will be in the best interests of the Company for the Company to borrow the Loan.

     RESOLVED, that these resolutions are enacted by the Board of Directors of the Company on their behalf and on behalf of the Company.

     FURTHER RESOLVED, that the Company shall borrow the Loan to be evidenced and secured by the Loan Document.

     FURTHER RESOLVED, that the Loan Documents in the form presented to the
Board of Directors of the Company are hereby approved and copies thereof are filed in the records of the Company with these Resolutions.

     FURTHER  RESOLVED,  that any ONE of the following  officers of the
Company:
President Executive Vice Pres. Chief Financial Officer shall be and are authorized, empowered and directed in the name of and on behalf of the Company, to execute, acknowledge and deliver the Loan Documents, and each of them, in the form approved by the Board of Directors of the Company as aforesaid, with such changes therein as may be acceptable to such officers, as conclusively evidenced by their execution thereof.

     FURTHER RESOLVED, that any TWO (insert minimum number required to sign) of the following officers of the Company: President. Executive Vice Pres., Chief
Financial Officer, Secretary, Senior Vice President shall be and are authorized, empowered and directed in the name of and on behalf of the Company, to execute, acknowledge and deliver any Term Loan Advance Requests, Working Capital
Advance
Requests, any other advance requests, and wire transfer instructions in the name of the Company, in any form prescribed by the Lender.

     FURTHER  RESOLVED,  that any ONE of the following  officers of the
Company:
President.  Executive Vice  President.  Senior Vice  President,  Cheif
Financial
Officer, Secretary, Asst. Secretary, Assistant Vice President shall be and are authorized, empowered and directed in the name of and on behalf of the Company to execute, acknowledge and deliver shipping requests, assignments, security delivery instructions and trust receipts and to endorse notes in the name of the
Company, in any form prescribed by the Lender.

     FURTHER RESOLVED, that these Resolutions shall remain in full force and effect and the Lender shall be fully protected in acting thereon until written notice of their change or revocation has been duly given to and received by the
Lender, and the Lender is authorized to accept, and the Secretary of the Company shall from time to time provide, signed certificates of the Secretary setting forth any change of names of officers and other persons authorized to act hereunder on behalf of the Company, which certificates shall become a part of these Resolutions.





                            CERTIFICATE OF SECRETARY
                                       OF
                             MONUMENT MORTGAGE. INC.


     I, the undersigned, hereby certify that I am the Secretary of MONUMENT
MORTGAGE, INC., a California corporation (the "Company"), and have knowledge of the matters contained in this Certificate and hereby certify that:

     1. The Articles of Incorporation of the Company attached to this
          Certificate as Exhibit "A", the By-Laws of the Company attached to this  Certificate as Exhibit "B", the Certificates of Good
Standing of
          the Company attached to this Certificate as Exhibit "C" and the
          Certificate of the Franchise Tax Board of the State of California for
          the Company attached to this Certificate as Exhibit "D" are true and correct  copies of the  current  Articles of  Incorporation,  By-
Laws,
          Certificates of Good Standing and Certificate of the Franchise Tax
          Board of the State of California of the Company, have not been altered, modified or amended and are still in full force and effect.

     2. The Company is a corporation duly organized, validly existing and in good  standing  under  the  laws  of  the  State  of  California
(the
          jurisdiction where it is incorporated) and has complied with all certifications, filings and requirements necessary to continue as a corporation in the State of California and is qualified to do business as a foreign corporation and in good standing in all jurisdictions where the conduct of its business makes such qualification necessary.

     3.   In connection  with a Ten Million Dollar  ($10,000,000)  single family
          revolving  warehouse  facility,  a  One  Million  Dollar
($1,000,000)
          working capital  facility and a One Million Dollar  ($1,000,000)
term
          loan facility made to the Company by RESIDENTIAL FUNDING
CORPORATION,
          a Delaware corporation (the "Lender"), the Company hen the valid power
          and  authority  to execute  and  deliver to the Lender the
Promissory
          Notes,  the Warehousing  Credit and Security  Agreement and such other
          security documents as required by the Lender.

     4. The names of the officers of the Company and any other persons authorized to act under the resolutions attached hereto and their official signatures are as shown on the Certificate of Incumbency attached hereto as Exhibit "E".

     5. The resolutions attached to this Certificate as Exhibit "F" were duly adopted either: (a) by unanimous written action of the Board of
          Directors of the Company; or (b) at a meeting of the Board of
          Directors of the Company held on the 3rd day of April, 1995, at which meeting a quorum was  present.  I am the keeper of the Minute
Book of
          the Company and said resolutions have been entered therein, have not been altered, amended, repealed or rescinded, and are now in full force and effect.

     IN WITNESS WHEREOF, I have hereunto set my hand and the seal of the Company as of this 3rd day of April 1995.




                                   ---------------------------------------
                                   Secretary
[SEAL]





EXHIBIT F

                         RESIDENTIAL FUNDING CORPORATION
                         SUBORDINATION OF DEBT AGREEMENT

To:      Residential Funding Corporation
         8400 Normandale Lake Blvd., Suite 600
         Minneapolis, Minnesota 55437
         (hereinafter referred to as the "Lenders)

     The undersigned (hereinafter referred to as the "Creditors), creditor of
MONUMENT MORTGAGE, INC., a California corporation (hereinafter referred to as the "Company"), desires that the Lender extend or continue to extend such financial accommodations to the Company as the Company may require and as the
Lender may deem proper. For the purpose of inducing the Lender to grant, continue or renew such financial accommodations, and in consideration thereof, the Creditor agrees as follows:

1. That at the present time the Company is indebted to the Creditor in the principal amounts set forth below:

                                               PRINCIPAL AMOUNT
            TYPE OF FACILITY                   OF DEBT FROM THE
                 OR LOAN                           COMPANY

--------------------------------        -----------------------------------
----

--------------------------------        -----------------------------------
----

--------------------------------        -----------------------------------
----

--------------------------------        -----------------------------------
----

--------------------------------        -----------------------------------
----


         (Notes, if any, are to be delivered to the Lender)

2.   That all  claims of the  Creditor  against  the  Company  now or hereafter
     existing are and shall be at all times subject and  subordinate  to any and
     all claims now or  hereafter  which the Lender may have against the
Company
     (and   all   extensions,   renewals,   modifications,    replacements
and
     substitutions  of or for the same), for so long as any such claim or claims
     of the Lender shall exist.

3. That the Creditor shall not (a) except to the extent expressly permitted in
     Section 4 hereof, receive payment of or collect, in whole or in part, or sue upon, any claim or claims now or hereafter existing which the Creditor may hold against the Company; (b) sell, assign, transfer, pledge, hypothecate or encumber such claim or claims except subject expressly to this Agreement, (c) enforce any lien the Creditor may now or in the future have on any debt owing by the Company to the Creditor; and/or (d) join in any petition in bankruptcy, assignment for the benefit of creditors or creditors' agreement, except as directed by the Lender, so long as any claim of the Lender against the Company, or commitment of the Lender to extend credit to the Company, is in existence.

4. So long as no event described in clauses (a) through (d) of Section 6 below
     (a "Liquidation Event") shall have occurred and no default shall have occurred in payment or performance of any obligation of the Company to the
     Lender, regularly scheduled payments of interest and principal on the claims of the Creditor may be made as and when the same become due and payable (it being understood that no prepayment shall be made of such claims and no modification or acceleration, for default or otherwise, of such maturity dates shall be permitted). After the occurrence of a
     Liquidation Event or of default in payment or performance of any obligation of the Company to the Lender, no interest and no principal payments on the claims of the Creditor shall be made without the prior written consent of the Lender. The subordination of claims of the Creditor hereunder shall remain in effect so long as there shall be outstanding any obligation of the Company to the Lender (for this purpose, the Company shall be deemed obligated to the Lender so long as the Lender shall have outstanding any commitment to make any loan to the Company, whether or not any such loan shall have been made or advanced).

5. In the event that any Creditor receives a payment from the Company in violation of the terms of this Agreement, such Creditor (a) shall hold such money in trust for the benefit of Lender, (b) shall segregate such payment from (and shall not commingle such payment with any of) the other funds of such Creditor, and (c) shall forthwith remit such payment to Lender in the exact form received (but with any necessary endorsement).

6. In case of (a) any assignment by the Company for the benefit of creditors,
     (b) any bankruptcy  proceedings  instituted by or against the Company,
(c)
     the appointment of any receiver for the Company's business or assets, or
     (d) any dissolution or winding up of the affairs of the Company, the
     Company and any assignee, trustee in bankruptcy, receiver, or other person or persons in charge, are hereby directed to pay to the Lender the full amount of the Lender's claim against the Company before making any payment of principal or interest to the Creditor and the Creditor hereby sells, transfers, sets over and assigns to the Lender all claims the Creditor may now or hereafter have against the Company and in any security therefor, and the proceeds thereof, and all rights to any payments, dividends or other distributions arising therefrom. If the Creditor does not file a proper claim or proof of debt in the form required in such proceeding prior to thirty (30) days before the expiration of the time to file such claim in such proceedings, then the Lender has the right (but no obligation) to do so and is hereby authorized to file an appropriate claim or claims for and on behalf of the Creditor.

7. For violation of this Agreement, the Creditor shall be liable to the Lender for all loss and damage sustained by reason of such breach, and upon any such violation, the Lender may accelerate the maturity of its claims against the Company, at the Lender's option.

8. The Creditor will, at any time and from time to time, promptly execute and deliver all further instruments and documents, and take all further action, that may be reasonably necessary in order to protect any right or interest granted hereby or to enable the Lender to exercise and enforce its rights and remedies hereunder.

9. The Creditor will not amend, extend or in any way modify the terms of its claims against the Company, as such terms exist as of the date of this
     Agreement,  without the prior written  consent of the Lender.  The
Creditor
     agrees to provide to the Lender, upon the occurrence thereof, notice of the existence of any event of default (however defined or described) under any document or agreement relating to its claims against the Company, or any condition, act or event, which with the giving of notice or the passage of time or both would constitute an event of default (however defined or described) thereunder.

10. All rights and interest of the Lender hereunder, and all agreements and obligations of the Creditor hereunder, shall remain in full force and effect irrespective of:

     (a) any sale, assignment, pledge, encumbrance or other disposition of the claims of the Lender against the Company (the "Senior Claimer) and/or any document or instrument executed in connection therewith;

     (b) any change in the time, manner or place of payment of, or in any other terms of, all or any of the Senior Claims, or any refinancing thereof, or any other amendment, modification, extension or renewal of or waiver of or any consent to departure from any document or instrument relating thereto, including, without limitation, changes in the terms of the repayment of loan proceeds, modifications, extensions or renewals of payment dates, changes in interest rate or the advancement of additional funds by the Lender in its discretion; or

     (c) any exchange, release or nonperfection of any collateral, or any release or amendment or waiver of or consent to departure from any guaranty, for all or any of the Senior Claims.

11. This Agreement shall continue to be effective or be reinstated, as the case may be, if at any time any payment or performance of all or any portion of the Senior Claims is rescinded or must otherwise be returned by the Lender or any other party to the documents relating thereto upon the insolvency, bankruptcy or reorganization of any such party or otherwise, all as though such payment had not been made.

12. The Creditor hereby waives promptness, diligence, notice of acceptance and any other notice with respect to this Agreement and any requirement that the Lender protect, secure, perfect or insure any security interest or lien or any property subject thereto or exhaust any right or take any action against the Creditor or any other person or entity or any collateral.

13. No failure on the part of the Lender to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

14. No amendment or waiver of any provision of this Agreement nor consent to any departure by the Creditor therefrom shall in any event be effective unless the same shall be in writing and signed by the Lender, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

15. The Creditor agrees to pay upon demand, to the Lender the amount of any and all expenses, including the reasonable fees and expenses of its counsel and all court costs and other reasonable litigation expenses, including but not limited to expert witness fees, document copying expenses, exhibit preparation costs, and courier, postage and communication expenses, which the Lender may incur in connection with the exercise or enforcement of any of its rights or interest hereunder.

16. All notices, request and demands that may be required or otherwise provided for or contemplated under the terms of this Agreement shall, whether or not so stated, be in writing, and shall be given by any of the following means:
     (a) personal  delivery;  (b) reputable  overnight  courier service;
or (c)
     registered or certified  first class mail,  return receipt  requested.
Any
     notice, request or demand son; pursuant to clause (a) above shall be deemed received upon personal delivery, and if sent pursuant to clause (b) shall be deemed received on the next business day following delivery to the courier service, and if sent pursuant to clause (c) shall be deemed received three (3) days following deposit in the mail.

     The addresses for notices are as follows

     If to the Creditor, addressed to:

     ----------------------------------
     ----------------------------------
     ----------------------------------

     If to the Lender, addressed to :

         Residential Funding Corporation
         1646 North California Blvd. Suite 400
         Walnut Creek, CA 94596
         Attention: Graham Shipman, Vice President
         Telecopier No.: (510) 935-6424

Such addresses may be changed by written notice to the other parties given in the manner provided above.

     17. This Agreement shall be governed in all respects by the laws of the
State of Minnesota and shall be binding upon and shall inure to the benefit of the Creditor, the Lender and the Company, and their respective heirs, executors, administrators, personal representatives, successors and assigns. This
Agreement
and any claim or claims of the Lender pursuant hereto may be assigned by the
Lender, in whole or in part, at any time, without notice to the Creditor or the
Company.



                                        -----------------------------------
-
                                                      (Creditor)





        [THE FOLLOWING ACKNOWLEDGEMENT IS TO BE USED FOR A CORPORATION.]


STATE OF                             )
                                     )  ss
COUNTY OF                            )


     On ______________, 1995, before me, a Notary Public, personally appeared
____________________, the _______________of _________________,  personally known
to me for proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her authorized capacity, and that by his/her signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.

         WITNESS my hand and official seal.



                                        -----------------------------------
---
                                        Notary Public
                                        My Commission Expires:
(SEAL)


        [THE FOLLOWING ACKNOWLEDGEMENT IS TO BE USED FOR AN INDIVIDUAL.]

STATE OF                             )
                                     )  ss
COUNTY OF                            )

     The foregoing instrument was acknowledged before me this _____ day of ,
19__, by ------------------ ------------------------------------------ .




                                        -----------------------------------
---
                                        Notary Public
                                        My Commission Expires





                       ACCEPTANCE OF SUBORDINATION OF DEBT
                            AGREEMENT BY THE COMPANY


     The Company named in the Subordination of Debt Agreement set forth hereinbefore, hereby (i) represents and warrants to the Lender that it is presently indebted to the Creditor executing said Subordination of Debt
Agreement in the aggregate  principal amount of  ----------------  Dollars
($ );
and (ii) accepts and consents to the Subordination of Debt Agreement, and agrees to be bound by all of the provisions thereof and to recognize all priorities and other rights granted thereby to RESIDENTIAL FUNDING CORPORATION, a Delaware corporation, its successors and assigns, and to perform in accordance therewith.


                              MONUMENT MORTGAGE, INC.,
                              a California corporation


                              By:
                                 ------------------------------------------
                              Its:
                                 ------------------------------------------

Dated:

